NUMBER                               SHARES
RPS           INCORPORATED UNDER THE LAWS OF THE STATE OF WASHINGTON

                                       CUSIP 749653 1 D
                                            SEE REVERSE FOR
CERTAIN DEFINITIONS




                           RODI POWER SYSTEMS, INC. (RODI)


COMMON STOCK
TOTAL AUTHORIZED ISSUE:
30,000,000 SHARES
PAR VALUE ONE ($.01) CENT EACH


THIS CERTIFIES THAT



IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED, WITNESS, THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHROIZED OFFICERS. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR.


________________        [CORPORATE SEAL]         DATED____________
SECRETARY
                                          ________________
                                          CHIEF EXECUTIVE OFFICER


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    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

    TEN COM  - as tenants in common         UNIF GIFT MIN ACT -
________Custodian ___________
                                       (Cust)                  (Minor)

    TEN ENT   - as tenants by the entireties                    Act________________________

    JT TEN      -  as joint tenants with right of
           survivorship and not as tenants
           in common
              Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED____ HEREBY  SELL, ASSIGN AND TRANSFER
Please insert Social Security or other
identifying number of assignee         UNTO ______________________________
____________________________________________________________
             (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

_______________________________________________________________________________

_________________________________________________________________________SHARES
REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT____________________________________
ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED_________________________
      _____________________________
         SIGNATURE(S)


Signature(s) Guaranteed:

By:_________________________________________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS) WITH MEMBERSHIPS IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO S.E.C. RULE 17 A.D.15.

NOTICE: THE SIGNATURES TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.